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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) August 1, 2003
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                        WARWICK VALLEY TELEPHONE COMPANY
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               (Exact Name of Registrant as Specified in Charter)


         NEW YORK                       0-11174                   14-1160510
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(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


   47 MAIN STREET, WARWICK, NEW YORK                                  10990
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(Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code (845) 986-8080
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          (Former name or former address, if changed since last report)





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 Item 4.  Changes in Registrant's Certifying Accountant
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         (a)      Previous independent accountants

         (i) On May 30, 2003, Bush & Germain P.C. resigned as the independent accountants of Warwick Valley Telephone Company.

         (ii) The reports of Bush & Germain P.C. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) In connection with its audits for the two most recent fiscal years and through May 30, 2003, there have been no disagreements with Bush & Germain P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bush & Germain P.C. would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through May 30, 2003 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (v) The Registrant has requested that Bush & Germain P.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 1, 2003 is filed as Exhibit 16 to this Form 8-K.

         (b)      New independent accountants

         (i) The Registrant engaged PricewaterhouseCoopers LLP ("PwC") as its new independent accountants as of May 30, 2003. During the two most recent fiscal years and through May 30, 2003, the Registrant has not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor was oral advice provided that PwC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WARWICK VALLEY TELEPHONE COMPANY

 Dated:August 1, 2003                      By: /s/ M. Lynn Pike
                                               ----------------------------
                                               Name:  M. Lynn Pike
                                               Title: President